UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 30, 2006

                        Alternative Loan Trust 2006-41CB
                        --------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-131630-71

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698307
                --------                                ----------
      (State or Other Jurisdiction                   (I.R.S. Employer
   of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                    ---------
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On November 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-41CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On November 30, 2006, Credit Suisse International, as corridor contract counterparty (the "Counterparty") and The Bank of New York, as supplemental interest trustee (the "Supplemental interest Trustee"), entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border) and a Schedule thereto (collectively, the "ISDA Master Agreement"). The ISDA Master Agreement is annexed hereto as Exhibit 99.2.

On November 30, 2006, Credit Suisse Management LLC entered into three novation confirmations (the "Novation Confirmations"), dated November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee, pursuant to which Credit Suisse Management LLC assigned all of its rights and delegated all of its duties and obligations under three certain old confirmation between Credit Suisse Management LLC and the Counterparty to the Supplemental Interest Trustee. The Novation Confirmations are annexed hereto as
Exhibit 99.3, 99.4 and 99.5.

On November 30, 2006, Credit Suisse Securities (USA) LLC, the Underwriter (Senior), entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of November 30, 2006, by and among the Underwriter (Senior), and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.6.

On November 30, 2006, the Counterparty and the Corridor Contract Administrator, entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border) and a Schedule thereto (collectively, the "Administrator ISDA Master Agreement"). The Administrator ISDA Master Agreement is annexed hereto as Exhibit 99.7.

On November 30, 2006, Credit Suisse Management LLC, entered into a novation confirmation (the "Administrator Novation Confirmation"), dated as of November 30, 2006, by and among Credit Suisse Management LLC, The Bank of New York, as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB and the Counterparty, pursuant to which Credit Suisse Management LLC assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between Credit Suisse Management LLC and the Counterparty, to the



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


Corridor Contract Administrator. The Administrator Novation Confirmation is annexed hereto as Exhibit 99.8.

On November 28, 2006, the Company entered into a Master Item 1115 Agreement and a supplement thereto (the "Item 1115 Agreement"), dated as of November 28, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.9.




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


Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No.       Description
----------

  99.1 The Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The ISDA Master Agreement, dated as of November 30, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

  99.3 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.4 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.5 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.6 The Corridor Contract Administration Agreement, dated as of November 30, 2006, by and among the Corridor Contract Administrator, the Trustee and the Underwriter (Senior).

  99.7 The ISDA Master Agreement, dated as of November 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

  99.8 The Administrator Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Corridor Contract Administrator.

  99.9 The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.




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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWALT, INC.



                                                     By: /s/ Darren Bigby
                                                        --------------------
                                                     Darren Bigby
                                                     Vice President



Dated:  December 15, 2006



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



                                  Exhibit Index
                                  -------------

Exhibit
-------

  99.1 The Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The ISDA Master Agreement, dated as of November 30, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

  99.3 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.4 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.5 A Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

  99.6 The Corridor Contract Administration Agreement, dated as of November 30, 2006, by and among the Corridor Contract Administrator, the Trustee and the Underwriter (Senior).

  99.7 The ISDA Master Agreement, dated as of November 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

  99.8 The Administrator Novation Confirmation, dated as of November 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Corridor Contract Administrator.

  99.9 The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.




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